Dear Shareholder:

Thank you for investing in the Winthrop Opportunity Funds. The following is a review of the international markets, the Funds' performance and our market outlook.

MARKET PERSPECTIVE

Two main factors define the present economic environment: slow growth and low inflation. Even in developing markets, restrictive monetary policies initiated at the beginning of 1995 have slowed the pace of economic activity. Nonetheless, Asian economies continue to grow at a rate of 7% to 10%, paving the way for healthy corporate profits in 1996.

A soft landing will ultimately be positive for the markets; however slow growth during the brief period since the Funds' inception has been detrimental to equity investments.

In Europe, all the markets have experienced a sharp and rapid consolidation, following downward revisions of profit by financial analysts. Furthermore, discussions surrounding the preparation of a single European currency, still expected in 1999, have led to tensions in currency markets. Some weaker currencies, like the Italian lira and the Spanish peseta, have been under pressure, whereas the deutsche mark and Swiss franc have been stronger than ever. In contrast, the French franc remains relatively stable.

In Japan, the market has consolidated, a normal and even necessary correction following the sharp recovery this summer. The main focus has been the evolution of the banking crisis, which will determine the ability of the Japanese economy to recover in 1996, and beyond. Losses and non-performing loans are huge but manageable given the size and the accumulated aggregate savings of the Japanese economy. The recent Daiwa "affair" is a good example of the mismanagement which led to the current situation in the Japanese financial sector. Important reforms will have to be implemented to restructure the entire banking system and public financing will be needed to offset past losses. However, the depth of the crisis will require intervention sooner rather than later.

Elsewhere in Asia, the markets were down across the board, sharply in some countries (in dollar terms, Malaysia: -5.32%, Philippines: -10.18%, India:
-2.71%), reflecting restrictive monetary policies designed to slow the overheating of local economies.

This same factor has negatively affected Latin American markets (in dollar terms, Brazil: -11.5%, Mexico: -19.97%, Chile: -3.96%). The Mexican peso has come under attack again due to particularly poor economic figures and lack of confidence in the ability of the current government to manage the economic crisis. The recession has been severe, with the real GDP for 1995 estimated to drop 5.5% and inflation expected to exceed 50% forcing authorities to increase short-term rates which will further slow recovery.

INVESTMENT PERFORMANCE

In this difficult environment, the Opportunity Funds produced negative returns for the fiscal year from the Funds' inception, September 13, 1995 to October 31, 1995.

WINTHROP INTERNATIONAL EQUITY FUND

For the fiscal year, the International Equity Fund's returns were -4.20% for Class A shares and -4.30% for Class B shares, versus -2.35% for the Morgan Stanley EAFE (Europe, Australia, Far East) GDP Weighted benchmark.

The lag between the index and the performance of your Fund occurred in the first 10 days of the Fund's operation, at the moment of the building of the portfolio. Between September 15th and September 22nd, the dollar experienced a sudden and sharp setback (-4.3% against the deutsche mark, -3.7% against the yen) following publication of US current account deficit figures for the month of July, which showed a larger than expected increase ($11.5 billion, after $11.3 billion in June). Having hedged these two currencies, we were not able to benefit from this move. Since then, we have performed slightly better than the index.

WINTHROP DEVELOPING MARKETS FUND

For the fiscal year, the Fund returned -4.70% for Class A shares and -4.80% for Class B shares, versus -5.38% for the Morgan Stanley Emerging Markets Free Index. During a time of continued market corrections, we benefited from the fact that we were not fully invested, especially in Latin America, where we have 13.3% of our funds compared to 31.4% in the benchmark.

MARKET OUTLOOK

International stock markets should benefit in the coming months from policies of reflation, which will have to be implemented to avoid recession in leading economies. This policy has already been adopted in Japan, where we are overweighted (37.9% versus 34.9% for the Index). Japanese economic growth could show a stronger recovery than generally expected, which would be very positive for corporate profits and the stock market. Europe, particularly Germany, is also in need of further short-term interest rate cuts.

World financial liquidity has been literally siphoned off by the rise of US financial markets, which is particularly negative for smaller developing markets. However, the developing markets are poised for a rebound given the historically low level at which they currently stand. Still, in order to rise strongly, they will need to attract a new wave of liquidity, which will come partly from US investors. The Funds currently have a fair amount of cash, which will be invested in the following weeks under conditions that appear attractive on a medium-to long-term basis.

The Trustees and Officers wish to take this opportunity to convey their gratitude for your support as well as their hopes for a rewarding New Year in international markets.

Sincerely,


/S/ G. Moffett Cochran
G. Moffett Cochran
President                        December, 1995

OPPORTUNITY FUND HIGHLIGHTS

         WINTHROP INTERNATIONAL EQUITY FUND

             ASSET ALLOCATION BY COUNTRY October 31, 1995 (unaudited)

                                [CHART]

                     Finland                    1.5
                     Spain                      2.5
                     Hong Kong                  2.9
                     Switzerland                4.1
                     Netherlands                4.1
                     United Kingdom             5.3
                     Italy                      5.8
                     Cash & Other
                     Assets/Liabilities         9.1
                     France                    12.5
                     Denmark                    1.0
                     Japan                     37.9
                     Germany                   13.3

             TEN LARGEST HOLDINGS October 31, 1995 (unaudited)


                                                                     PERCENT OF
                                   COUNTRY          US$ VALUE        NET ASSETS
                               ---------------     -----------      ------------
Air Liquide...............     France              $   611,715            2.0%
Royal Dutch Petroleum.....     Netherlands             595,139            1.9
Assicurazioni Generali....     Italy                   559,299            1.8
Bayer AG..................     Germany                 550,354            1.8
Siemens AG................     Germany                 550,277            1.8
Danone....................     France                  545,908            1.8
Veba AG...................     Germany                 541,704            1.8
Mannesman AG..............     Germany                 525,834            1.7
Dresdner Bank AG..........     Germany                 523,335            1.7
Grand Metropolitan........     United Kingdom          504,561            1.7
                                                   -----------            ---
                                                   $ 5,508,126           18.0%
                                                   ===========           ====

             INVESTMENT RESULTS For Periods Ended October 31, 1995 (unaudited)

                                          WINTHROP
                                       INTERNATIONAL
                                        EQUITY FUND
                                    --------------------         MSCI EAFE
                                    CLASS A      CLASS B    GDP WEIGHTED INDEX*
                                    -------      -------    --------------------
       From Inception
       9/13/95...................    -4.20%       -4.30%           -2.35%

  The performance data quoted represents past performance, which is no indication of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders on dividends or capital gains, but the returns calculated above have been computed after deduction of all fund expenses including advisory fees. Investors may be subject to an initial sales charge when purchasing Class A shares of up to 5.75% and when redeeming Class B shares a contingent deferred sales charge may apply as follows: 4% in year 1, 3% in year 2, 2% in year 3 and 1% in year 4. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return shown above. Total return calculated for a period of less than one year is not annualized.

  * Morgan Stanley Capital International ("MSCI") Europe, Australia, Far East Index.

OPPORTUNITY FUND HIGHLIGHTS

         WINTHROP DEVELOPING MARKETS FUND

             ASSET ALLOCATION BY COUNTRY October 31, 1995 (unaudited)

                                  [CHART]

                     China                      1.3
                     Taiwan                     2.3
                     Chile                      2.2
                     Argentina                  2.3
                     Phllippines                2.4
                     Indonesia                  3.5
                     Brazil                     4.3
                     India                      4.4
                     Mexico                     4.5
                     South Africa               4.6
                     Korea                      4.8
                     Malaysia                   8.1
                     Hong Kong                  8.8
                     Thailand                  12.9
                     Cash & Other
                     Assets/Liabilites         33.4
                     Portugal                    .2


             TEN LARGEST EQUITY HOLDINGS October 31, 1995 (unaudited)

                                                                      PERCENT OF
                                        COUNTRY       US$ VALUE       NET ASSETS
                                       ----------     ----------      ----------
Korea Fund........................     Korea          $  432,500          2.8%
ROC Taiwan Fund...................     Taiwan            356,125          2.3
Korea Equity Fund.................     Korea             319,375          2.0
Shinawatra Co. ...................     Thailand          269,317          1.7
International Engineering Co. ....     Thailand          262,322          1.7
Phatra Thanakit Public............     Thailand          260,414          1.7
Arab Malaysian Merchant...........     Malaysia          260,136          1.7
Bangkok Bank Public Co. ..........     Thailand          253,817          1.6
Edaran Otomobil NSNL..............     Malaysia          251,681          1.6
Telefonica de Argentina ADR.......     Argentina         249,000          1.6
                                                      ----------          ---
                                                      $2,914,687         18.7%
                                                      ==========         ====

             INVESTMENT RESULTS For Periods Ended October 31, 1995 (unaudited)

                                      WINTROP DEVELOPING
                                         MARKETS FUND
                                     --------------------       MSCI EMERGING
                                     CLASS A      CLASS B    MARKETS FREE INDEX*
                                     -------      -------    -------------------
     From Inception
     9/13/95......................    -4.70%       -4.80%           -5.38%

  The performance data quoted represents past performance, which is no indication of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders on dividends or capital gains, but the returns calculated above have been computed after deduction of all fund expenses including advisory fees. Investors may be subject to an initial sales charge when purchasing Class A shares of up to 5.75% and when redeeming Class B shares a contingent deferred sales charge may apply as follows: 4% in year 1, 3% in year 2, 2% in year 3 and 1% in year 4. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return shown above. Total return calculated for a period of less than one year is not annualized.

  * A Morgan Stanley Capital International ("MSCI") Index.

WINTHROP OPPORTUNITY FUNDS--STATEMENT OF INVESTMENTS October 31, 1995
-------------------------------------------------------------------------------
WINTHROP INTERNATIONAL EQUITY FUND
COMMON STOCKS--90.9%

                         SHARES      U.S. $ VALUE
                       -----------   ------------

DENMARK--1.0%
 Unidanmark...........       6,400   $    293,863
                                     ------------
FINLAND--1.5%
 Nokia (AB) Ser 'A'...       7,900        452,013
                                     ------------
FRANCE--12.5%
 Air Liquide..........       3,650        611,715
 Carrefour............         500        293,492
 Danone...............       3,420        545,908
 LaFarge Coppee.......       5,600        370,945
 L'Oreal..............       1,700        415,202
 LVMH.................       1,800        357,955
 Lyonnaise Des Eaux...       3,200        311,969
 Schneider............      11,850        456,775
 Societe Generale.....       4,100        469,261
                                     ------------
                                        3,833,222
                                     ------------

GERMANY--13.3%
 Bayer AG.............       2,070        550,354
 Bifinger Berger Bau
AG....................       1,050        386,238
 Deutsch Bank AG......      11,000        497,351
 Dresdner Bank AG.....      19,600        523,335
 Mannesman AG.........       1,600        525,834
 Schering AG..........       7,100        495,114
 Siemens AG...........       1,050        550,277
 Veba AG..............      13,200        541,704
                                     ------------
                                        4,070,207
                                     ------------

HONG KONG--2.9%
 Amoy Properties......     300,000        289,069
 China Light & Power..      60,000        319,723
 Hong Kong Shanghai
Bank..................      20,000        291,010
                                     ------------
                                          899,802
                                     ------------

ITALY--5.8%
 Assicurazioni
Generali..............      24,000        559,299
 Instituto Mobilaire
Italiano..............      72,000        393,391
 Telecom Italia
Mobile*...............     260,000        436,285
 Telecom Italia Spa
Ord...................     265,000        402,286
                                     ------------
                                        1,791,261
                                     ------------


                         SHARES      U.S. $ VALUE
                       -----------   ------------

JAPAN--37.9%
 Chugai
Pharmaceuticals.......      40,000   $    365,415
 Chiyoca
Corporation...........      45,000        418,574
 Daiichi
Pharmaceutical........      30,000        419,601
 Daiwa Securities.....      35,000        410,798
 Furukawa Electric....      80,000        359,155
 Kokosai Denshin
Denwa.................       5,000        403,462
 Izumiya..............      25,000        376,565
 Makita Corporation...      25,000        388,791
 Marui................      25,000        432,805
 Matsushita
Electric..............      30,000        425,469
 New Oji Paper........      45,000        413,292
 Nichii Co............      35,000        410,798
 Nikko Securities.....      40,000        373,239
 Nippon Express.......      50,000        405,908
 Nissan Motor.........      60,000        404,930
 Nomura Securities....      20,000        365,806
 Ono Pharmaceutical...      10,000        396,127
 Sanwa Bank...........      20,000        340,376
 Sega Enterprises.....       8,000        424,100
 Sony Music
Entertainment.........      10,000        428,404
 Sumitomo Heavy
Industries............     140,000        390,258
 Sumitomo Osaka
Cement................     100,000        403,951
 Sumitomo Trust and
Bk....................      30,000        346,244
 Taisei Corporation...      60,000        358,568
 Tokyo Electric
Power.................      15,000        393,192
 Tokyo Steel..........      22,000        408,842
 Toshiba
Corporation...........      60,000        434,859
 Tosoh Corporation....     100,000        439,163
 Tostem Corporation...      15,000        460,681
                                     ------------
                                       11,599,373
                                     ------------

See notes to financial statements.

WINTHROP OPPORTUNITY FUNDS--STATEMENT OF INVESTMENTS October 31, 1995
(continued)
-------------------------------------------------------------------------------
WINTHROP INTERNATIONAL EQUITY FUND

                         SHARES      U.S. $ VALUE
                       -----------   ------------
NETHERLANDS--4.1%
 Elsevier NV..........      13,930   $    179,856
 Polygram NV NTLF.....       2,900        180,791
 Royal Dutch
Petroleum.............       4,800        595,139
 Ver Ned
Uitgeversbedr.........       2,200        308,000
                                     ------------
                                        1,263,786
                                     ------------
SPAIN--2.5%
 BBV Banco Bilbao
Vizcaya...............       9,200        280,703
 Empresa Nacional de
Electricid............       4,300        213,505
 Repsol SA............       9,500        283,252
                                     ------------
                                          777,460
                                     ------------
SWITZERLAND--4.1%
 Credit Suisse
Holding...............       3,400        346,313
 Nestle SA............         280        292,960
 Roche Holding AG.....          40        290,039
 Sandoz AG............         375        311,840
                                     ------------
                                        1,241,152
                                     ------------


                         SHARES      U.S. $ VALUE
                       -----------   ------------

UNITED KINGDOM--5.3%
 BPB Industries.......      56,000   $    246,552
 Grand Metropolitan...      73,000        504,561
 Reuters Holdings.....      32,000        296,923
 RTZ Corp.............      20,000        276,156
 Siebe................      25,000        296,868
                                     ------------
                                        1,621,060
                                     ------------

 TOTAL INVESTMENTS--90.9%
   (cost $28,612,248).............     27,843,199
                                     ------------

 CASH AND OTHER ASSETS
   NET OF LIABILITIES--9.1%.......      2,778,713
                                     ------------

 NET ASSETS--100%.................   $ 30,621,912
                                     ============

* Non-income producing

See notes to financial statements.

WINTHROP OPPORTUNITY FUNDS--STATEMENT OF INVESTMENTS October 31, 1995

--------------------------------------------------------------------------------
WINTHROP DEVELOPING MARKETS FUND
COMMON STOCKS--66.6%

                         SHARES      U.S. $ VALUE
                       -----------   ------------

[S]                    [C]           [C]
ARGENTINA--2.3%
 Astra Cia Argentina
de Petroeo............      73,000   $    106,602
 Telefonica de
Argentina ADR.........      12,000        249,000
                                     ------------
                                          355,602
                                     ------------
BRAZIL--4.3%
 Electrobras ADR Pfd.
B.....................      16,000        228,000
 Companhia Vale Rio...       5,000        198,900
 Usiminas ADR.........      25,000        239,000
                                     ------------
                                          665,900
                                     ------------
CHILE--2.2%
 Compania de Telefono
Chile ADR.............       1,800        129,600
 Empresa Nacional de
Electricidad..........       6,800        146,200
 Madeco...............       2,900         72,138
                                     ------------
                                          347,938
                                     ------------
CHINA--1.3%
 China Yuchai Int'l
Ltd...................      20,000        200,000
                                     ------------
HONG KONG--8.8%
 Bank of East Asia....      42,000        148,028
 Chengdu Telecom
Cable.................     502,000        107,131
 China Light & Power
Co. Ltd...............      30,000        159,861
 Citic Pacific Ltd....      67,000        209,275
 Great Eagle Holding
Ltd...................      83,000        227,583
 Qingling Motors Co.
Ltd...................     552,000        120,656
 Shangria--la Asia
Ltd...................     130,000        143,759
 Shanghai
Petrochemicals Ltd....     418,000        120,290
 Television Broadcasts
Ltd...................      37,000        148,350
                                     ------------
                                        1,384,933
                                     ------------


                         SHARES      U.S. $ VALUE
                       -----------   ------------

INDIA--4.4%
 Grasim Industries
Ltd.*.................       6,700   $    139,025
 Indian Hotels GDR*...       7,000        128,240
 Reliance Industries
Ltd.*.................      13,000        206,375
 Tata Engineering and
Loco..................      10,000        209,500
                                     ------------
                                          683,140
                                     ------------
INDONESIA--3.5%
 Hero Supermarket.....      76,000        155,614
 PT Astra Int'l.......     120,000        240,423
 Mulia Industrindo....      55,000        162,263
                                     ------------
                                          558,300
                                     ------------
KOREA--4.8%
 Korea Equity Fund....      35,000        319,375
 Korea Fund...........      20,000        432,500
                                     ------------
                                          751,875
                                     ------------
MALAYSIA--8.1%
 Arab Malaysian
Merchant..............      21,000        260,136
 Edaran Otomobil
NSNL..................      32,000        251,681
 Hong Leong Properties
Berhad................     220,000        237,052
 Resort World Berhad..      50,000        243,816
 Shungei Way..........      39,000        131,130
 Technology
Resources.............      55,000        139,506
                                     ------------
                                        1,263,321
                                     ------------
MEXICO--4.5%
 Apasco...............      44,000        163,308
 Cifra................     200,000        203,364
 Empresa ICA Soc.
Controladora ADR......      10,000         95,000
 Hylsamex BCP.........      25,000         73,530
 Telefonos de Mexico
ADR...................       6,000        165,000
                                     ------------
                                          700,202
                                     ------------
PHILIPPINES--2.4%
 Metro Pacific........   1,137,000        163,927
 South East Asia
Cement Holding*.......   1,600,000        209,150
                                     ------------
                                          373,077
                                     ------------
PORTUGAL--0.2%
 Portugal Telecom.....       2,000         37,853
                                     ------------

See notes to financial statements.

WINTHROP OPPORTUNITY FUNDS--STATEMENT OF INVESTMENTS October 31, 1995
(continued)
--------------------------------------------------------------------------------
WINTHROP DEVELOPING MARKETS FUND

SOUTH AFRICA--4.6%
 DeBeers Centenary....       5,175   $    142,264
 Iscor................     135,900        136,023
 Liberty Life
Assoc.................       5,750        147,428
 Pick N Pay Stores....      42,000        149,724
 South African Brews..       4,500        146,845
                                     ------------
                                          722,284
                                     ------------

TAIWAN--2.3%
 ROC Taiwan Fund......      37,000        356,125
                                     ------------
THAILAND--12.9%
 Bangkok Bank Public
Co....................      31,000        253,817
 Finance One Public
Co....................      26,000        145,708
 International
Engineering Co........      55,000        262,322
 Land and House Public
Co....................      17,000        243,244
 Nava Finance and
Security..............      87,000        240,323
 Phatra Thanakit
Public Co.............      36,000        260,414
 Shinawatra Co........      11,000        269,317


                         SHARES      U.S. $ VALUE
                       -----------   ------------
 TPI Polene Co........      34,000   $    229,731
 Union Asia Finance
Public Co.............      27,000        110,533
                                     ------------
                                        2,015,409
                                     ------------
TOTAL COMMON STOCKS
 (cost $11,094,573)...                 10,415,959
                                     ------------

                        PRINCIPAL
                         AMOUNT
                       -----------

US GOVERNMENT OBLIGATIONS--19.1%
 (amortized cost $2,980,919)
 U.S. Treasury Bill
5.325%, 12/14/95...... $ 3,000,000      2,980,919
                                     ------------

TOTAL INVESTMENTS--85.7%
 (cost $14,075,492)                    13,396,878
                                     ------------

CASH AND OTHER ASSETS
 NET OF LIABILITIES--14.3%              2,229,808
                                     ------------

NET ASSETS--100%                     $ 15,626,686
                                     ============

* Non-income producing

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1995
--------------------------------------------------------------------------------

                                                                  INTERNATIONAL    DEVELOPING
                                                                  EQUITY FUND     MARKETS FUND
                                                                  ------------    ------------
ASSETS:
  Investments in securities, at value (cost $28,612,248 and
    $14,075,492, respectively).................................    $27,843,199     $13,396,878
  Cash, at value (cost $3,214,160 and $1,862,200,
    respectively)..............................................      3,214,501       1,862,198
  Receivable for capital stock sold............................        221,688         429,922
  Dividends and interest receivable............................         40,924           7,013
  Deferred organization costs (Note A).........................        110,494         110,494
  Net unrealized appreciation on foward exchange currency
    contracts..................................................        176,554              --
                                                                  ------------    ------------
  Total assets.................................................     31,607,360      15,806,505
                                                                  ------------    ------------

LIABILITIES:
  Payable to investment advisor................................        145,443         129,248
  Payable for investment securities purchased..................        821,704          46,969
  Accrued expenses and other liabilities.......................         18,301           3,602
                                                                  ------------    ------------
  Total liabilities............................................        985,448         179,819
                                                                  ------------    ------------
NET ASSETS.....................................................    $30,621,912     $15,626,686
                                                                  ============    ============

NET ASSETS CONSIST OF:
  Capital paid-in..............................................    $31,886,471     $16,318,548
  Accumulated net investment income (loss).....................         (2,433)          5,389
  Accumulated net realized loss on investments and foreign
    currency transactions......................................       (671,763)        (18,635)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities................       (590,363)       (678,616)
                                                                  ------------    ------------
                                                                   $30,621,912     $15,626,686
                                                                  ============    ============

CLASS A SHARES:
  Net assets...................................................    $28,819,147     $14,622,431
                                                                  ------------    ------------
  Shares outstanding...........................................      3,008,828       1,534,021
                                                                  ------------    ------------
  Net asset value and redemption value per share...............          $9.58           $9.53
  Maximum offering price per share (net asset value plus sales           =====           =====

    charge of 5.75% of offering price).........................         $10.16          $10.11
                                                                        ======          ======
CLASS B SHARES:
  Net assets...................................................     $1,802,765      $1,004,255
                                                                  ------------    ------------
  Shares outstanding...........................................        188,380         105,443
                                                                  ------------    ------------
  Net asset value and offering price per share.................          $9.57           $9.52
                                                                         =====           =====

See notes to financial statements.

STATEMENT OF OPERATIONS for the Period Ended October 31, 1995*
--------------------------------------------------------------------------------

                                                                                      DEVELOPING
                                                                       INTERNATIONAL   MARKETS
                                                                       EQUITY FUND      FUND
                                                                       -----------    ---------
INVESTMENT INCOME
  Dividends.........................................................   $    29,702    $   1,299
  Interest..........................................................        59,613       46,351
                                                                       -----------    ---------
                                                                            89,315       47,650
    Less withholding tax on foreign source dividends................        (4,455)          --
                                                                       -----------    ---------
    Total investment income.........................................        84,860       47,650
                                                                       -----------    ---------

EXPENSES:
  Investment advisory fees (Note B).................................   $    50,310    $  24,317
  Distribution fees--Class A........................................         9,809        4,718
  Distribution fees--Class B........................................         1,013          581
  Legal fees........................................................        10,000        4,500
  Transfer agent fees...............................................         9,000        9,000
  Custodian fees....................................................        18,000       14,000
  Auditing fees.....................................................         6,000        3,000
  Printing fees.....................................................         6,000        3,000
  Trustees' fees....................................................         4,000        2,000
  Miscellaneous.....................................................         8,888        3,888
  Amortization of organization costs (Note A).......................         3,112        3,112
                                                                       -----------    ---------
                                                                           126,132       72,116
    Less fees waived/reimbursed by investment advisor and
      subadvisor....................................................       (38,839)     (29,855)
                                                                       -----------    ---------
    Net expenses....................................................        87,293       42,261
                                                                       -----------    ---------
NET INVESTMENT INCOME (LOSS)........................................        (2,433)       5,389
                                                                       -----------    ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS--Note C:
  Net realized gain on investments..................................         1,404          307
  Net realized loss on foreign currency transactions................      (673,167)     (18,942)
  Net change in unrealized appreciation on investments..............      (769,049)    (678,614)
  Net change in unrealized appreciation on translation of foreign
    currency denominated assets and liabilities.....................       178,686           (2)
                                                                       -----------    ---------
  Net realized and unrealized loss on investments and foreign
    currency transactions...........................................    (1,262,126)    (697,251)
                                                                       -----------    ---------

DECREASE IN NET ASSETS FROM OPERATIONS..............................   $(1,264,559)   $(691,862)
                                                                       ===========    =========

* Commencement of operations was September 8, 1995.

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------


                                                                                    DEVELOPING
                                                                     INTERNATIONAL    MARKETS
                                                                     EQUITY FUND       FUND
                                                                     -----------    -----------
                                                                       PERIOD         PERIOD
                                                                        ENDED          ENDED
                                                                      10/31/95*      10/31/95*
                                                                     -----------    -----------

OPERATIONS:
  Net investment income (loss)....................................   $    (2,433)   $     5,389
  Net realized loss on investments and foreign currency
    transactions..................................................      (671,763)       (18,635)
  Net change in unrealized appreciation on investments and foreign
    currency denominated assets and liabilities...................      (590,363)      (678,616)
                                                                     -----------    -----------
  Decrease in net assets from operations..........................    (1,264,559)      (691,862)

CAPITAL STOCK TRANSACTIONS--(NET) NOTE D..........................    31,836,471     16,268,548
                                                                     -----------    -----------
  Total increase in net assets....................................    30,571,912     15,576,686

NET ASSETS:
  Beginning of period.............................................        50,000         50,000
                                                                     -----------    -----------
  End of period (including undistributed net investment income
    of $5,389 for the Developing Markets Fund) ...................   $30,621,912    $15,626,686
                                                                     ===========    ===========

* Commencement of operations was September 8, 1995.

See notes to financial statements.

WINTHROP OPPORTUNITY FUNDS--NOTES TO FINANCIAL STATEMENTS October 31, 1995
--------------------------------------------------------------------------------

NOTE (A) SIGNIFICANT ACCOUNTING POLICIES. Winthrop Opportunity Funds (the "Fund" or "Funds") operates as a series company currently consisting of two portfolios (the "Portfolios"): Winthrop International Equity Fund and Winthrop Developing Markets Fund. The Fund constitutes a diversified, open-end investment company which is registered under the Investment Company Act of 1940, as amended.

The Fund was organized as a Delaware business trust under the laws of Delaware on May 31, 1995. Prior to commencing operations on September 8, 1995, the Fund had no operations other than the sale and issuance to each of Wood, Struthers & Winthrop Management Corp. (the "Advisor") and AXA Asset Management Europe, an affiliate of AXA Asset Management Partenaires (the "Subadvisor"), of 1,250 Class A shares and 1,250 Class B shares of beneficial interest in each of the two Portfolios.

Each Portfolio offers two classes of shares, Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Both classes have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The Adviser is a wholly-owned subsidiary of Donaldson, Lufkin and Jenrette, Inc. which is an indirect subsidiary of the Equitable Life Assurance Society of the United States, (the "Equitable"). The following is a summary of significant accounting policies consistently followed by Winthrop.

  (1) SECURITY VALUATION: All securities for which current market quotations are readily available are valued at the last sale price prior to the time of determination, or, if there is no sales price on such date, and if bid and ask quotations are available, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices, or, if quotations are not available, are valued as determined in good faith by the Board of Trustees of the Fund. Short-term investments having a maturity of 60 days or less are valued at amortized cost. Securities and assets for which current market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees of the Fund.

  (2) FOREIGN CURRENCY TRANSLATIONS: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of such currencies against the U.S. dollar as of the date of valuation. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts, income receipts and expense accruals are translated at the prevailing exchange rate on the date of each transaction.

  The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  (3) FEDERAL INCOME TAXES: The Funds intend to be treated as "regulated investment companies" under Sub-chapter M of the Internal Revenue Code and to distribute substantially all of their net taxable income. Accordingly, no provisions for Federal income or excise taxes have been made in the accompanying financial statements.

  (4) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued

WINTHROP OPPORTUNITY FUNDS--NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------
  daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis.

  (5) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

  (6) DEFERRED ORGANIZATION COSTS: The Funds will reimburse the Advisor and Subadvisor for costs incurred in connection with the Fund's organization. The costs are being amortized on a straight-line basis over five years commencing with the Fund's operation.

NOTE (B) ADVISORY AND DISTRIBUTION SERVICES AGREEMENT: Under the terms of an Advisory Agreement with the Advisor, for the investment management services furnished to each Portfolio, such portfolio will pay the Advisor an advisory fee, on a graduated basis at an annual rate of 1.25% of the first $100 million of average daily net assets, 1.15% of the next $100 million and 1% of average daily net assets over $200 million. Such fee will be accrued daily and paid monthly. Under a Subadvisory Agreement between the Advisory and Subadvisor, the Advisor pays the Subadvisor for its services, out of the Advisor's own resources, at the following annual percentage rates of the average daily net assets of each Portfolio: .625 of 1% of each Portfolio's first $100 million,
 .575 of 1% of the next $100 million and .50 of 1% of the balance.

The Advisory Agreement provides that the Advisor will reimburse the Funds for its expenses (exclusive of interest, taxes, brokerage, distribution services fees and extraordinary expenses, all to the extent permitted by applicable state securities law and regulations) which in any year exceed the limits prescribed by any state in which shares of the Fund are qualified for sale. The Fund believes that presently the most restrictive applicable expense ratio limitation imposed on the Fund by any state is 2 1/2% of average net assets of the first $30 million, 2% of average net assets of the next $70 million and 1 1/2% of average net assets in excess of $100 million. As a result of this limitation the Advisor reimbursed the Developing Markets Fund $5,538.

Commencing at the inception of each Fund and through October 31, 1996, the Adviser and Subadviser may voluntarily reduce their management fees by the amount that total fund operating expenses exceed 2.15% and 2.90% of the average daily net assets of the Class A and Class B shares, respectively, of each Fund. Any such reduction will be borne equally between the Advisor and Subadvisor. After October 31, 1996, the Advisor and Subadvisor may, in their sole discretion, determine to discontinue this practice with respect to either Fund. As a result of the voluntary waiver, the Advisor and Subadvisor waived fees amounting to $38,839 and $24,317 for the International Equity Fund and Developing Markets Fund, respectively.

The Fund has entered into a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A and Class B shares with Donaldson, Lufkin & Jenrette Securities Corporation, the Fund's Distributor. Under the Agreement, each Portfolio will pay a distribution services fee to the Distributor at an annual rate of up to .25 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

Each Trustee who is not an affiliated person receives an attendance fee of $2,000 per meeting. In addition, each unaffiliated Trustee who is a member of the audit committee receives an attendance fee of $1,000 per meeting.

NOTE (C) INVESTMENT TRANSACTIONS: Purchases and sales of investment securities (excluding short-term securities and forward currency exchange contracts) during the period from inception through the year ended October 31, 1995, aggregated $28,612,249 and $0 for the International Equity Fund; and $11,094,573 and $0 for the Developing Markets Fund, respectively.

WINTHROP OPPORTUNITY FUNDS--NOTES TO FINANCIAL STATEMENTS October 31, 1995 (continued)
--------------------------------------------------------------------------------

The Fund's may enter into forward exchange currency contracts in order to hedge exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the US. dollar. The contract amount in the following table reflects the exposure the International Equity Fund had in that particular currency contract.

At October 31, 1995, the International Equity Fund had outstanding forward exchange currency contracts, as follows:

                                                    CONTRACT      COST ON        U.S. $
                                                     AMOUNT     ORIGINATION     CURRENT       UNREALIZED
FOREIGN CURRENCY SELL CONTRACTS                      (000)         DATE          VALUE       APPRECIATION
-------------------------------------------------   --------    -----------    ----------    ------------
Deutsche Marks expiring 11/06/95.................      6,200    $ 4,457,225    $4,403,753      $ 53,472
French Francs expiring 11/15/95..................     17,520      3,593,846     3,579,838        14,008
Japanese Yen expiring 11/06/95...................    491,000      4,914,915     4,805,841       109,074
                                                                                             ------------
                                                                                               $176,554
                                                                                             ============

At October 31, 1995, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. At October 31, 1995, the components of net unrealized depreciation of investments were as follows:

                                                                       INTERNATIONAL     DEVELOPING
                                                                        EQUITY FUND     MARKETS FUND
                                                                       -------------    ------------
Gross appreciation (investments having an excess of value over
  cost).............................................................    $    360,330     $  118,513
Gross depreciation (investments having an excess of cost over
  value)............................................................      (1,129,379)      (797,127)
                                                                       -------------    ------------
Net unrealized depreciation of investments..........................    $   (769,049)    $ (678,614)
                                                                       =============    ============

NOTE (D) SHARES OF BENEFICIAL INTEREST: There is an unlimited number of shares of beneficial interest authorized, divided into two classes, designated Class A and Class B Shares. Transactions in shares of beneficial interest were as follows:

                                                     SEPTEMBER 8, 1995* THROUGH OCTOBER 31, 1995
                                                ------------------------------------------------------
                                                INTERNATIONAL EQUITY FUND     DEVELOPING MARKETS FUND
                                                -------------------------    -------------------------
                                                  SHARES        AMOUNT         SHARES        AMOUNT
                                                ----------    -----------    ----------    -----------
CLASS A
Shares sold..................................    3,006,328    $30,025,797     1,531,521    $15,261,869
Shares redeemed..............................       --            --             --            --
                                                ----------    -----------    ----------    -----------
Net increase.................................    3,006,328    $30,025,797     1,531,521    $15,261,869
                                                ==========    ===========    ==========    ===========
CLASS B
Shares sold..................................      185,880    $ 1,810,674       102,943    $ 1,006,679
Shares redeemed..............................       --            --             --            --
                                                ----------    -----------    ----------    -----------
Net increase.................................      185,880    $ 1,810,674       102,943    $ 1,006,679
                                                ==========    ===========    ==========    ===========

* Commencement of Operations.

FINANCIAL HIGHLIGHTS September 8, 1995* through October 31, 1995
--------------------------------------------------------------------------------

The table below sets forth financial data for a share of capital stock outstanding throughout the period presented. This information has been derived from information provided in the financial statements.

                                           INTERNATIONAL EQUITY           DEVELOPING MARKETS
                                                   FUND                          FUND
                                          ----------------------        ----------------------
                                          CLASS A        CLASS B        CLASS A        CLASS B
                                          -------        -------        -------        -------
Net asset value, beginning of period...   $ 10.00        $ 10.00        $ 10.00        $ 10.00
                                          -------        -------        -------        -------
Net investment income (loss)(1)........       .00           (.02)           .00           (.01)
Net realized and unrealized gain(loss)
  on investments and foreign currency
  transactions.........................      (.42)          (.41)          (.47)          (.47)
                                          -------        -------        -------        -------
Net decrease in net asset value from
  operations...........................      (.42)          (.43)          (.47)          (.48)
                                          -------        -------        -------        -------
Net asset value, end of period.........   $  9.58        $  9.57        $  9.53        $  9.52
                                          =======        =======        =======        =======

Total Return(2)........................     (4.20)%        (4.30)%        (4.70)%        (4.80)%
Ratio of expenses to average net
  assets(3)+...........................      2.15%          2.90%          2.15%          2.90%
Ratio of net investment income (loss)
to average net assets(3)...............      (.02)%        (1.77)%         .32%          (1.00)%
Portfolio turnover rate................         0%             0%             0%             0%
Net assets, end of period (000
  omitted).............................   $28,819        $ 1,803        $14,622        $ 1,004

 * Commencement of Operations.

(1) Based on average shares outstanding

(2) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.

(3) Annualized

 + Net of voluntary reduction of management fees by Adviser and Subadviser amounting to .60% of average daily net assets of both Class A and Class B shares of each of the International Equity Fund and Developing Markets Fund.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Winthrop Opportunity Funds

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Winthrop Opportunity Funds (comprising, respectively, Winthrop Developing Markets Fund and Winthrop International Equity
Fund) as of October 31, 1995, and the related statements of operations and changes in net assets, and financial highlights for the period from September 8, 1995 (commencement of operations) to October 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Winthrop Opportunity Funds at October 31, 1995 and the results of their operations, the changes in their net assets and financial highlights for the period from September 8, 1995 to October 31, 1995, in conformity with generally accepted accounting principles.



                                               ERNST & YOUNG LLP



New York, New York
December 8, 1995

              WINTHROP OPPORTUNITY FUNDS                         [WINTHROP LOGO]
                    (800) 225-8011                                    [MAP]


                       TRUSTEES
   G. MOFFETT COCHRAN, V      ROBERT E. FISCHER
      WILMOT H. KIDD, III     MARTIN JAFFE
                 JOHN W. WALLER, III


                       OFFICERS
    G. MOFFETT COCHRAN, V. Chairman and President
           JAMES A. ENGLE, VICE PRESIDENT
MARTIN JAFFE, Vice President , Secretary and Treasurer         Annual Report
        CHARLES E. HUGHES, Assistant Secretary                 October 31, 1995
        BRIAN A. KAMMERER, Assistant Treasurer


                 INVESTMENT ADVISER
  WOOD STRUTHERS & WINTHROP MANAGEMENT CORPORATION
       As Investment Management Subsidiary of
             Donaldson, Lufkin & Jenrette
           140 Broadway, New York, NY 10005


                     SUB-ADVISER
                AXA Asset Management
                     Partenaires
                  40 rue du Colisee
                 Paris, France 75008


                      CUSTODIAN
                    CITIBANK, N.A.
         111 Wall Street, New York, NY 10043


                   TRANSFER AGENT
              Fund/Plan Services, Inc.
 P.O. Box 874(#2 Elm Street),  Consbobocken, PA 19428


                     DISTRIBUTOR
 DONALDSON, LUFKIN & JENREETE SECURITIES CORPORATION
           140 Broadway, New York, NY 10005


                       AUDITORS
                  ERNEST & YOUNG LLP
        787 Seventh Avenue, New York, NY 10019


                    LEGAL COUNSEL
         SKADDEN, ARPS, SLATE, MEAGHER & FLOM
         919 Third Avenue, New York, NY 10022


This report is submitted for the general information of the stockholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an affective prospectus which should be read carefully before investing.


                         WOOD, STRUTHERS & WINTHROP

                              ESTABLISHED 1871

                                    [LOGO]

                    INVESTMENT MANAGEMENT SUBSIDIARY OF
                       DONALDSON, LUFKIN & JENRETTE
                          SECURITIES CORPORATION
                          (THE FUND DISTRIBUTOR )
                              13216F     12/95